EXHIBIT 23.1


                          INDEPENDENT AUDITORS' CONSENT



We hereby consent to the incorporation by reference in this Registrations Statement of our report dated April 15, 2003 on the financial statements of Solar Touch Limited included in the Form 8-K/A, filed by Nova International Films, Inc. on May 19, 2003.




                                                  /s/ Thomas Leger & Co., L.L.P.

                                                  Thomas Leger & Co. L.L.P.


Houston, Texas
June 4, 2003